                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            BIOLASE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                            BIOLASE TECHNOLOGY, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 20, 1997
                             _____________________


To The Stockholders:

         The Annual Meeting of Stockholders of BioLase Technology, Inc. (the "Company") will be held at the Company's offices, 981 Calle Amanecer, San Clemente, California, on May 20, 1997, at 2:00 p.m. for the following purposes:

         To elect three directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the year ending December 31, 1997.

         To transact such other business as may properly come before the Annual
                 Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on April 7, 1997, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.





                                                             FEDERICO PIGNATELLI
                                                                        Chairman


April 18, 1997

                            BIOLASE TECHNOLOGY, INC.
                               981 Calle Amanecer
                         San Clemente, California 92673
                             _____________________

                                PROXY STATEMENT
                             _____________________


                              GENERAL INFORMATION


SOLICITATION, REVOCATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioLase Technology, Inc. (the "Company"), in connection with the Annual Meeting of Stockholders to be held at 2:00 p.m. on May 20, 1997, at the Company's offices, 981 Calle Amanecer, San Clemente, California, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to stockholders on or about April 18, 1997.

         The accompanying proxy, if properly executed and returned, will be voted as specified by the stockholder or, if no vote is indicated, the proxy will be voted FOR the Company's nominees for director, and FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants. As to any other matter of business which may be brought before the Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business. A stockholder may revoke his or her proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

         The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

         Only stockholders of record of the Company's Common Stock or Series A 6% Redeemable Cumulative Convertible Preferred Stock as of the close of business on April 7, 1997 will be entitled to vote at the Meeting. On that date, there were outstanding 13,399,449 shares of Common Stock and one share of Series A 6% Redeemable Cumulative Convertible Preferred Stock, which collectively constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of April 7, 1997, relating to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to beneficially own more than 5% of the outstanding shares, (ii) each director of the Company, and (iii) all executive officers and directors of the Company as a group.


                                     NUMBER OF SHARES                  PERCENT
       NAME AND ADDRESS(1)          BENEFICIALLY OWNED                 OF CLASS
       -------------------          ------------------                 --------
       Federico Pignatelli              333,750(2)                       2.5%

       George V. d'Arbeloff              28,183(3)                       *

       Program One, Inc. dba          1,284,552(4)                       9.6%
       Perspective Advisory
       Group
       17 Tripp Road
       Woodstock, CT  06281

       Donald A. La Point               341,667(5)                       2.5%

       All Executive Officers
       and Directors as a               854,850(6)                       6.1%
       Group (4 persons)

-------------------------

 *       Less than one percent.

(1) Unless otherwise indicated, address of each person is c/o the Company, 981 Calle Amanecer, San Clemente, California 92673.

(2) Includes 151,250 shares issuable under options which are exercisable within 60 days.

(3) Includes 10,001 shares which are issuable under options and warrants which are exercisable within 60 days.

(4) Program One, Inc. expressly disclaims beneficial ownership of the shares; it does not have the sole or shared power or ability to direct the vote of such shares, but does have shared power to dispose or to direct the disposition of such shares.

(5) Consists of 329,167 shares issuable under options which are exercisable within 60 days.

(6)      Includes, in addition to the shares set forth in notes (2), (3) and
         (5), 163,750 shares issuable under options which are exercisable within 60 days.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The three directors to be elected at the Meeting will hold office until the next Annual Meeting of Stockholders and until the election of their respective successors. The nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, will be elected directors. Broker non-votes and votes withheld have no legal effect. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

         The nominees for director are:

                         Name                   Age               Director Since
                         -----                  ---               --------------
              Federico Pignatelli               44                     1991

              Donald A. La Point                42                     1994

              George V. d'Arbeloff              52                     1996

         Mr. Pignatelli has been Chairman of the Board of Directors since January 1994 and a director of the Company since August 1991. Since 1992, he has been President of EuroCapital Partners, Inc., an investment banking firm. He also serves as Chairman of the Board and Chief Executive Officer of Studio Management, Inc., the general partner of Pier 59 Studio, L.P., a limited partnership that operates a complex of professional photographic studios in New York City, and as a director of Fountain Powerboat Industries, Inc., a high performance sport powerboat and sport fishing boat manufacturer listed on the Nasdaq National Market. From 1990 to 1992, Mr. Pignatelli was associated with Gruntal & Company, an investment banking firm and brokerage firm, as a Managing Director.

         Mr. La Point has been President and Chief Executive Officer of the Company since February 1995. Mr. La Point joined the Company in 1991 as Regional Sales Manager, and later became National Director of Sales. Mr. La Point was elected a director of the Company in May 1994, was elected as Executive Vice President of Marketing and Sales in July 1994, and became Chief Executive Officer in February 1995. He is a fellow in the American Society for Lasers in Medicine and Surgery and is a member of the Academy of Laser Dentistry, the German Laser Academy and the Korean Laser Association. In 1995, Mr. La Point received certification from Harvard Medical School in Current Concepts in Cutaneous Laser Surgery.

         Mr. d'Arbeloff joined the Company's Board of Directors in December 1996. Mr. d'Arbeloff has served since November 1996 as the Chief Executive Officer of Retail Solutions, Inc., a start-up company involved in the development and marketing of inventory control and scanning-based computer systems for retail stores. From 1967 to November 1996, he served in various executive capacities with Teradyne, Inc., a manufacturer of testing equipment for the semiconductor and electronics industries, including Vice President of Corporate Relations from 1995 to 1996, Vice President and General Manager of the Semiconductor Test Group from 1992 to 1995 and Vice President and General Manager of the Industrial/Consumer Division of the Semiconductor Test Group from 1982 to 1992.

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

         The Company's Board of Directors held five meetings during the year ended December 31, 1996 and also acted by written consent several times. The Compensation Committee of the Board of Directors approves the compensation of employees whose annual salary equals or exceeds $60,000, and such Committee also serves as the Stock Option Committee which approves option grants under the Company's stock option plans. During 1996, the Compensation Committee held one meeting; the Stock Option Committee did not meet in 1996, but acted by written consent one time. The current members of the Compensation Committee are Federico Pignatelli and George d'Arbeloff. The Company also has an Audit Committee comprised of Messrs. Pignatelli and d'Arbeloff. The Audit Committee assists the Board of Directors in selecting independent auditors to audit the Company's financial statements and reviews the audit with the auditors and management, and consults with the auditors and management regarding risk management and the adequacy of the Company's financial and accounting procedures and controls. The Audit Committee did not meet in 1996. The Company does not currently have a nominating committee. In 1996, all directors attended all meetings of the Board of Directors and the Committees of which they were members.

DIRECTORS' COMPENSATION

         The Company's directors do not receive cash directors' fees, but are reimbursed for business expenses incurred in connection with their duties as directors. On June 11, 1996, Federico Pignatelli and Gordon Werner (a former member of the Board of Directors who resigned December 12, 1996) each received options to purchase 20,000 shares of Common Stock, at an exercise price of $4.125 per share. On August 8, 1996, Messrs. Pignatelli and La Point received options to purchase 50,000 and 100,000 shares of Common Stock, respectively, at an exercise price of $2.531 per share. On December 12, 1996 Mr. d'Arbeloff received options to purchase 8,335 shares of Common Stock at an exercise price of $3.563 per share.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides compensation information with respect to each person who served as the Company's chief executive officer during the year ended December 31, 1996 (the "Named Officer") for the periods indicated. No other executive officer of the Company received total salary and bonus in excess of $100,000 during 1996.


                                           Annual Compensation      Long-Term Compensation
                                           -------------------      ----------------------

Name and                      Fiscal                                Securities Underlying
Principal Position             Year        Salary           Bonus         Options (#)
------------------            ------       ------           -----   ------------------------
Donald A. La Point            1996         $104,167         $ -          100,000
Chief Executive Officer(1)    1995         $101,367         $ -          250,000(2)

____________________

(1) Mr. La Point was elected Chief Executive Officer of the Company on February 13, 1995.

(2) Includes options to purchase an aggregate of 200,000 shares, of which options to purchase 145,000 shares were granted in previous years and amended in 1995 to reduce the exercise price thereof.

FISCAL YEAR 1996 OPTION GRANTS

     Shown below is information regarding stock options granted to the Named Officer during the year ended December 31, 1996.

                         Number of
                          Securities      Percent of Total
                         Underlying       Options Granted          Exercise
                           Options        to Employees in          Price            Expiration
     Name                 Granted(#)         Fiscal Year           ($/Share)           Date
-------------            -----------      ----------------         ---------        ----------
Donald A. La Point       100,000(1)            34%                   2.531          8/7/06



_________________

(1) These options vest 25% at the date of grant, with the balance vesting over 12 months commencing September 1, 1996.


FISCAL YEAR OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     Shown below is information regarding unexercised stock options held by the Named Officer at December 31, 1996. No stock options were exercised by the Named Officer during 1996.

                     Number of Securities Underlying
                          Unexercised Options at                Value of Unexercised In-The-Money
    Name                     Fiscal Year End (#)                    Options at Fiscal Year End ($)
--------------       ------------------------------------       -------------------------------------

                        Exercisable      Unexercisable             Exercisable       Unexercisable
                        -----------      -------------             -----------       -------------
Donald A.
La Point                  275,729           74,271                  $637,773           $134,127

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

    Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of 10% or more of the Company's Common Stock to file reports of ownership (Form 3) and changes in ownership (Forms 4 and 5) with the Securities and Exchange Commission ("SEC") and to furnish the Company with copies of all such forms which they file with the SEC.

    The Company does not have any information which indicates that any director, officer or 10% shareholder of the Company during the year ended December 31, 1996, did not timely report transactions as required under the Securities Exchange Act of 1934, with the exception of Forms 4, required to be filed by Messrs. Pignatelli and La Point, evidencing the granting of options to purchase Common Stock in August 1996. Messrs. Pignatelli and La Point each filed a Form 5 in January 1997 reflecting such option grants. In making the foregoing disclosure, the Company has relied solely on its review of copies submitted to it of Forms 3, 4 and 5 filed by such persons with the SEC with respect to the year ended December 31, 1996.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    PacVest Associates, Inc., an affiliate of Program One, Inc., served as Managing Placement Agent in the Company's October 1996 private placement. In connection therewith, PacVest Associates, Inc. received aggregate commissions of $400,000 and warrants, expiring on December 31, 1998, to purchase an aggregate of 90,910 shares of the Company's Common Stock at an exercise price of $3.50 per share. Robert K. Mann, President and a director of PacVest Associates, Inc., received warrants, with the same terms and conditions as those received by PacVest Associates, Inc., to purchase an aggregate of 100,000 shares of the Company's Common Stock.

                   PROPOSAL TWO - APPROVAL OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Company's Board of Directors has appointed Coopers & Lybrand L.L.P. to act as the Company's independent public accountants for the fiscal year ending December 31, 1997.

    KPMG Peat Marwick LLP previously served as the Company's independent public accountants. On December 1, 1995, KPMG Peat Marwick LLP notified the Company of its resignation as principal accountant. Upon notification of the resignation by KPMG Peat Marwick LLP, the Audit Committee recommended to the Board of Directors the appointment of Coopers & Lybrand L.L.P. as the principal accountant to audit the Company's financial statements for the fiscal years ended December 31, 1995 and December 31, 1996. The Board of Directors approved the appointment of Coopers & Lybrand L.L.P. as its principal accountant by unanimous written consent on December 6, 1995.

    The reports of the former principal accountant on the financial statements of the Company for the fiscal years ended December 31, 1994 and 1993 did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles. The aforementioned reports did contain an explanatory paragraph describing an uncertainty about the Company's ability to continue as a going concern, though such explanations did not serve to qualify the reports.

    There were no disagreements between the Company and the former principal accountant in the period since the beginning of fiscal 1993 through the interim period ended December 1, 1995, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former principal accountant, would have caused it to make a reference to the subject matter thereof in connection with its reports.

    In accordance with the rules of the Securities and Exchange Commission, KPMG Peat Marwick LLP furnished the Company with a letter addressed to the Securities and Exchange Commission which was filed as an exhibit to the Company's Current Report on Form 8-K dated December 7, 1995.

    The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required to approve Proposal Two. In view of the difficulty and the expense involved in changing accountants on short notice, if Proposal Two is not approved, it is contemplated that the appointment for 1997 may be permitted to stand, unless the Board of Directors finds other compelling reasons for making a change. Disapproval of this Proposal Two will be considered as advice to the Board of Directors to select other independent accountants for the following year.

    A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

    Any stockholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 1998 Annual Meeting must submit such proposal so that it is received by the Company no later than December 20, 1997.


                            DISCRETIONARY AUTHORITY

    While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The enclosed proxy gives discretionary authority, however, in the event any additional matters should be presented.

                          ANNUAL REPORT ON FORM 10-KSB

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996 ACCOMPANIES THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING EXHIBITS) MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITING TO: BIOLASE TECHNOLOGY, INC., 981 CALLE AMANECER, SAN CLEMENTE, CALIFORNIA 92673, ATTENTION: CORPORATE SECRETARY.

                                                                         [PROXY]
                            BIOLASE TECHNOLOGY, INC.
                               981 CALLE AMANECER
                         SAN CLEMENTE, CALIFORNIA 92673

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Federico Pignatelli and Stephen R. Tartamella, and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of BioLase Technology, Inc. (the "Company") held of record by the undersigned on April 7, 1997, at the Annual Meeting of Stockholders to be held on May 20, 1997, or any adjournments thereof.

 1. ELECTION OF DIRECTORS            [ ] FOR all nominees listed below        [ ] WITHHOLD AUTHORITY
                                         (except as marked to the contrary        to vote for all nominees listed
                                         below)                                   below

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

     FEDERICO PIGNATELLI      DONALD A. LA POINT      GEORGE V. D'ARBELOFF

 2. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the year ending December 31, 1997.
                             [ ] FOR        [ ] AGAINST

 3. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting.

                          (Continued from other side)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

                                                        Dated:____________, 1997

                                                        ------------------------
                                                              (Signature)

                                                        ------------------------
                                                           (Signature if held
                                                                jointly)

                                                        Please sign exactly as
                                                        name appears. When
                                                        shares are held by joint
                                                        tenants, both should
                                                        sign. When signing as an
                                                        attorney, as executor,
                                                        administrator, trustee
                                                        or guardian, please give
                                                        full title to such. If a
                                                        corporation, please sign
                                                        in full corporate name,
                                                        by President or other
                                                        authorized officer. If a
                                                        partnership, please sign
                                                        in partnership name by
                                                        authorized person.